Retirement Benefit Plans - Summary of Fair Value of the Plan Assets by Major Categories (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2020 TWD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 TWD ($)
Disclosure of fair value of plan assets [abstract]
Cash	$ 2,236,340	$ 79,642	$ 2,396,657
Equity instruments	2,459,708	87,596	2,315,637
Debt instruments	1,092,115	38,893	1,029,884
Others	174,142	6,202	0
Total	$ 5,962,305	$ 212,333	$ 5,742,178